                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[410,030,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-HE1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                 APRIL 15, 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-HE1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

ALL AVERAGE ARE WTG AVERAGES.

                           ORIGINATOR/       ORIGINATOR/
                            SOURCE 1          SOURCE 2       ORIGINATOR/
                            (FREMONT)       (FIELDSTONE)    SOURCE 3 (CIT)      AGGREGATE
                           -----------      ------------    --------------      ---------
FICO avg                           629               663               689            646
FICO stdev                       49.39             55.61             46.11          55.49
FICO < 500 %                      3.53              1.51              0.00           4.26
FICO < 560 %                      6.82              2.75              0.00           6.42
10th Percentile FICO               564               587               627            575
90th Percentile FICO               692               726               751            717
CLTV avg                         81.75             83.35             92.73          83.56
CLTV >80%                        39.68             46.88             89.79          45.80
SS CLTV                          86.95             89.73             93.38          89.79
10th Percentile CLTV             69.59             70.00             88.04          75.00
90th Percentile CLTV             95.00            100.00            100.00         100.00
Full Doc %                       62.83             66.77             20.97          52.81
Loan Bal avg                194,150.87        208,748.96        138,736.68     173,889.82
DTI %                            39.39             41.13             38.51          40.47
DTI >45%                         27.48             39.19             30.00          34.90
Purch %                          47.25             50.97             72.51          53.62
Cash Out %                       51.16             46.97             24.88          43.31
Fxd %                             5.07             24.75             17.73          15.90
3 yr ARM >= %                     2.49             42.42              1.88          17.86
WAC avg                          7.045             6.799             8.386          7.193
WAC stdev                        0.800             0.870             1.410          1.500
1st Lien %                      100.00            100.00             97.46          97.01
MI %                             96.39             93.04             83.77          90.13
CA %                             30.06             47.15             14.66          35.52
Sng Fam %                        87.91             58.24             54.17          71.39
Invt Prop %                       6.41             13.63              0.00           5.97
MH %                              0.00              0.19              0.00           0.05
IO %                             16.49             43.96              0.00          24.76
2yr IO%                          15.27              0.00              0.00           5.63
IO non-Full Doc %                 0.00             14.61              0.00           9.57
2-4 Fam %                         4.78             18.99             30.74          10.60
Prim Occ %                       92.57             86.08             36.21          85.53
<$100K Bal %                      4.95              6.33             19.57           9.41
2yr Prepay Penalty %             63.18             25.83             28.86          48.04

                                                                         PURCH                            % WITH
ORIGINATOR/ SOURCE  WA LTV  WA CLTV  WA SS CLTV   FICO     WAC   % BAL.    %    INVT PROP %  1ST LIEN %   S.2NDS   CA%   FULL DOC %
------------------  ------  -------  -----------  ------  -----  ------  -----  -----------  ----------  -------  -----  ----------
Fremont             81.75     81.75     86.95     629     7.045   27.31  47.25      6.41           100     30.62  30.06    62.83
Fieldstone          83.35     83.35     89.73     663     6.799   25.76  50.97     13.63           100     40.93  47.15    66.77
CIT                 90.73     92.73     93.38     689     8.386   12.43  72.51         0         97.46      4.43  14.66    20.97
Other               75.79     81.83     90.77     631     7.174    34.5  53.82      2.07         92.24     46.12  38.67    45.92
TOTAL:              81.22     83.56     89.79     646     7.193     100  53.62      5.97         97.01     35.37  35.52    52.81


ORIGINATOR/ SOURCE    IO%   DTI%   DTI% > 45  % WITH MI
------------------  -----  -----   ---------  ---------
Fremont             16.49  39.39    27.48       96.39
Fieldstone          43.96  41.13    39.19       93.04
CIT                     0  38.51       30       83.77
Other                25.9  41.55    39.33       85.29
TOTAL:              24.76  40.47     34.9       90.13

                                                                         PURCH                            % WITH
DOCMENTATION        WA LTV   WACLTV  WA SS CLTV  WAFICO    WAC   % BAL.    %    INVT PROP %  1ST LIEN %   S.2NDS   CA%   FULL DOC %
------------------  ------  -------  -----------  ------  -----  ------  -----  -----------  ----------  -------  -----  ----------
Full                82.61     84.29     88.51     632     6.886   52.81   41.1      6.81         97.84     26.13  38.13      100
Non-Full            79.67     82.74     91.21     661     7.536   47.19  67.63      5.04         96.07      45.7   32.6        0
Total               81.22     83.56     89.79     646     7.193     100  53.62      5.97         97.01     35.37  35.52    52.81


DOCMENTATION          IO%   DTI %  DTI% > 45  % WITH MI
------------------  -----  -----   ---------  ---------
Full                28.77  40.82    37.04       91.45
Non-Full            20.28  40.08     32.5       88.65
Total               24.76  40.47     34.9       90.13

                                                                         PURCH                            % WITH
INTEREST ONLY       WALTV    WACLTV  WA SS CLTV  WAFICO    WAC   % BAL.    %    INVT PROP %  1ST LIEN %   S.2NDS   CA%   FULL DOC %
------------------  ------  -------  -----------  ------  -----  ------  -----  -----------  ----------  -------  -----  ----------
2-yr IO             81.93     81.93      87.9     649     6.389    5.63  44.38         0           100     32.37  45.06    78.98
Other IO             82.3      82.3     92.85     668     6.506   19.13  62.52      9.02           100     63.41  57.51    56.15
Non-IO               80.9        84     89.15     640     7.427   75.24  52.04      5.65         96.02     28.46  29.21    49.99
Total               81.22     83.56     89.79     646     7.193     100  53.62      5.97         97.01     35.37  35.52    52.81


INTEREST ONLY         IO%   DTI %  DTI% > 45  % WITH MI
------------------  -----  -----   ---------  ---------
2-yr IO               100  36.61    16.76        97.2
Other IO              100  41.98    36.35       97.86
Non-IO                  0  40.38    35.89       87.63
Total               24.76  40.47     34.9       90.13

                                                                         PURCH                            % WITH
FICO                WALTV    WACLTV  WA SS CLTV  WAFICO    WAC   % BAL.    %    INVT PROP %  1ST LIEN %   S.2NDS   CA%   FULL DOC %
------------------  ------  -------  -----------  ------  -----  ------  -----  -----------  ----------  -------  -----  ----------
0-499
500-559             76.05     76.05     76.32     539     7.636    6.42  12.66      0.44           100      3.43  36.33    70.77
560-599              81.6     82.91     85.29     582     7.247   13.73  31.95      2.28         98.34     15.75   33.9     78.9
600-639             81.92     84.73     90.51     621     7.222   27.63  50.95      4.01         96.36     31.37  31.09    60.05
640-679             80.54     83.36     92.17     659     7.192   25.81  61.76      8.12         96.36     47.91  37.11    38.25
680>=               82.22     84.67     92.31     718     7.027   26.41  69.66      9.19          96.9     45.25  39.24    41.52
Total               81.22     83.56     89.79     646     7.193     100  53.62      5.97         97.01     35.37  35.52    52.81


FICO                  IO%   DTI %  DTI% > 45  % WITH MI
------------------  -----  -----   ---------  ---------
0-499
500-559              3.21  39.85    37.14       85.34
560-599               7.5  41.52    43.89       82.58
600-639              24.6  40.34    30.49        89.8
640-679             32.37  40.18    34.48       91.76
680>=               31.72  40.51     34.7       93.96
Total               24.76  40.47     34.9       90.13

                                                                         PURCH                            % WITH
LOW BALANCE         WALTV    WACLTV  WA SS CLTV  WAFICO    WAC   % BAL.    %    INVT PROP %  1ST LIEN %   S.2NDS   CA%   FULL DOC %
------------------  ------  -------  -----------  ------  -----  ------  -----  -----------  ----------  -------  -----  ----------
<80,000             60.46     91.78      93.8     648     9.283    5.59  66.23      5.59         60.32     10.01   12.7    51.02
80,000-100,000      79.53     86.02     91.55     648     7.945    3.85  65.98      4.44         91.75     27.85   9.43    50.71
100,000>=           82.58     82.94     89.46     645     7.032   90.56  52.31      6.06         99.49     37.25  38.04       53
Total               81.22     83.56     89.79     646     7.193     100  53.62      5.97         97.01     35.37  35.52    52.81


LOW BALANCE           IO%   DTI %  DTI% > 45  % WITH MI
------------------  -----  -----   ---------  ---------
<80,000              1.43  38.43    31.22       50.61
80,000-100,000       4.19  38.63    28.96        81.3
100,000>=           27.08  40.68    35.38       92.94
Total               24.76  40.47     34.9       90.13

                                                                         PURCH                            % WITH
LIEN POSITION       WALTV    WACLTV  WA SS CLTV  WAFICO    WAC   % BAL.    %    INVT PROP %  1ST LIEN %   S.2NDS   CA%   FULL DOC %
------------------  ------  -------  -----------  ------  -----  ------  -----  -----------  ----------  -------  -----  ----------
1st Lien            83.11     83.11     89.53     645     7.086   97.01  53.08      6.16           100     36.46  35.38    53.26
2nd Lien            20.02     97.95     97.95     654    10.636    2.99  71.13         0             0         0  39.94    38.09
Total               81.22     83.56     89.79     646     7.193     100  53.62      5.97         97.01     35.37  35.52    52.81


LIEN POSITION         IO%   DTI %  DTI% > 45  % WITH MI
------------------  -----  -----   ---------  ---------
1st Lien            25.53  40.44    34.79       92.91
2nd Lien                0  41.65    38.27           0
Total               24.76  40.47     34.9       90.13

MERRILL LYNCH
2,400 RECORDS
BALANCE: 417,335,576
WHOLE LOAN INVENTORY

SELECTION CRITERIA: ALL RECORDS
TABLE OF CONTENTS

1. Stats
2. Originator
3. Documentation
4. IO
5. Range of Credit Scores
6. Range of Original Mortgage Loan Principal Balances
7. Lien

1. STATS

FICO avg:
FICO stdev:
FICO < 500 %:
FICO < 560 %:
10th Percentile FICO:
90th Percentile FICO:
CLTV avg:
CLTV >80%:
SS CLTV:
10th Percentile CLTV:
90th Percentile CLTV:
Full Doc %:
Loan Bal avg:
DTI %:
DTI >45%:
Purch %:
Cash Out %:
Fxd %:
3 yr ARM >= %:
WAC avg:
WAC stdev:
1st Lien %:
MI %:
CA %:
Sng Fam %:
Invt Prop %:
MH %:
IO %:
2yr IO%:
IO non-Full Doc %:
2-4 Fam %:

Prim Occ %:
<$100K Bal %:
2yr Prepay Penalty %:
: 646
: 55.49
: 4.26
: 6.42

: 575
: 717
: 83.56
: 45.80
: 89.79
: 75.00
: 100.00
: 52.81
: 173,889.82
: 40.47
: 34.90
: 53.62
: 43.31
: 15.90
: 17.86
: 7.193
: 1.50
: 97.01
: 90.13
: 35.52
: 71.39
: 5.97
: 0.05
: 24.76
: 5.63
: 9.57
: 10.60
: 85.53
: 9.41
: 48.04

2. ORIGINATOR

                                                                                                  % WITH
ORIGINATOR            WALTV  WACLTV  WA SS   FICO     WAC  % BAL.  PURCHASE  INVT PROP  1ST LIEN  S.2NDS    CA%  FULL DOC   IO %
                                      CLTV                            %          %          %                        %
--------------------  -----  ------  -----  -----  ------  ------  --------  ---------  --------  ------  -----  --------  -----
FREMONT               81.75  81.75   86.95    629   7.045  27.31    47.25      6.41        100    30.62   30.06   62.83    16.49
FIELDSTONE            83.35  83.35   89.73    663   6.799  25.76    50.97     13.63        100    40.93   47.15   66.77    43.96
CIT                   90.73  92.73   93.38    689   8.386  12.43    72.51         0      97.46     4.43   14.66   20.97        0
Other                 75.79  81.83   90.77    631   7.174   34.5    53.82      2.07      92.24    46.12   38.67   45.92     25.9
                      -----  -----   -----  -----   -----  -----   ------    ------     ------    -----   -----  ------    -----
TOTAL:                81.22  83.56   89.79    646   7.193    100    53.62      5.97      97.01    35.37   35.52   52.81    24.76
                      =====  =====   =====  =====   =====  =====   ======    ======     ======    =====   =====   =====    =====



ORIGINATOR            DTI %  DTI%>45  % WITH
                                        MI
--------------------  -----  -------  ------
FREMONT               39.39   27.48    96.39
FIELDSTONE            41.13   39.19    93.04
CIT                   38.51      30    83.77
Other                 41.55   39.33    85.29
                      -----   -----    -----
TOTAL:                40.47    34.9    90.13
                      =====    ====    =====


3. DOCUMENTATION

                                                                                                  % WITH
DOCUMENTATION         WALTV  WACLTV  WA SS   FICO     WAC  % BAL.  PURCHASE  INVT PROP  1ST LIEN  S.2NDS    CA%  FULL DOC   IO %
                                     CLTV                             %          %         %                         %
--------------------  -----  ------  -----  -----  ------  ------  --------  ---------  --------  ------  -----  --------  -----
Full                  82.61  84.29   88.51    632   6.886  52.81     41.1      6.81      97.84    26.13   38.13     100    28.77
Non-Full              79.67  82.74   91.21    661   7.536  47.19    67.63      5.04      96.07     45.7    32.6       0    20.28
TOTAL:                81.22  83.56   89.79    646   7.193    100    53.62      5.97      97.01    35.37   35.52   52.81    24.76


DOCUMENTATION         DTI %  DTI%>45  % WITH
                                        MI
--------------------  -----  -------  ------
Full                  40.82   37.04    91.45
Non-Full              40.08    32.5    88.65
TOTAL:                40.47    34.9    90.13

4. IO

                                                                                                  % WITH
IO                    WALTV  WACLTV  WA SS   FICO     WAC  % BAL.  PURCHASE  INVT PROP  1ST LIEN  S.2NDS    CA%  FULL DOC   IO %
                                     CLTV                             %          %         %                        %
--------------------  -----  ------  -----  -----  ------  ------  --------  ---------  --------  ------  -----  --------  -----
2Yr IO                81.93  81.93    87.9    649   6.389   5.63    44.38         0        100    32.37   45.06   78.98      100
Other IO               82.3   82.3   92.85    668   6.506  19.13    62.52      9.02        100    63.41   57.51   56.15      100
Non IO                 80.9     84   89.15    640   7.427  75.24    52.04      5.65      96.02    28.46   29.21   49.99        0
TOTAL:                81.22  83.56   89.79    646   7.193    100    53.62      5.97      97.01    35.37   35.52   52.81    24.76


IO                    DTI %  DTI%>45  % WITH
                                       MI
--------------------  -----  -------  ------
2Yr IO                36.61   16.76     97.2
Other IO              41.98   36.35    97.86
Non IO                40.38   35.89    87.63
TOTAL:                40.47    34.9    90.13

5. RANGE OF CREDIT SCORES

                                                                                                  % WITH
RANGE OF CREDIT       WALTV  WACLTV  WA SS   FICO     WAC  % BAL.  PURCHASE  INVT PROP  1ST LIEN  S.2NDS    CA%  FULL DOC   IO %
SCORES                               CLTV                             %          %         %                        %
--------------------  -----  ------  -----  -----  ------  ------  --------  ---------  --------  ------  -----  --------  -----
500 to 559            76.05  76.05   76.32    539   7.636   6.42    12.66      0.44        100     3.43   36.33   70.77     3.21
560 to 599             81.6  82.91   85.29    582   7.247  13.73    31.95      2.28      98.34    15.75    33.9    78.9      7.5
600 to 639            81.92  84.73   90.51    621   7.222  27.63    50.95      4.01      96.36    31.37   31.09   60.05     24.6
640 to 679            80.54  83.36   92.17    659   7.192  25.81    61.76      8.12      96.36    47.91   37.11   38.25    32.37
680 >=                82.22  84.67   92.31    718   7.027  26.41    69.66      9.19       96.9    45.25   39.24   41.52    31.72
TOTAL:                81.22  83.56   89.79    646   7.193    100    53.62      5.97      97.01    35.37   35.52   52.81    24.76


RANGE OF CREDIT       DTI %  DTI%>45  % WITH
SCORES                                 MI
--------------------  -----  -------  ------
500 to 559            39.85   37.14    85.34
560 to 599            41.52   43.89    82.58
600 to 639            40.34   30.49     89.8
640 to 679            40.18   34.48    91.76
680 >=                40.51    34.7    93.96
TOTAL:                40.47    34.9    90.13

6. RANGE OF ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                                                                  % WITH
RANGE OF              WALTV  WACLTV  WA SS   FICO     WAC  % BAL.  PURCHASE  INVT PROP  1ST LIEN  S.2NDS    CA%  FULL DOC   IO %
ORIGINAL MORTGAGE                    CLTV                             %          %         %                        %
LOAN PRINCIPAL
BALANCES
--------------------  -----  ------  -----  -----  ------  ------  --------  ---------  --------  ------  -----  --------  -----
$80,000 or less       60.46  91.78    93.8    648   9.283   5.59    66.23      5.59      60.32    10.01    12.7   51.02     1.43
$80,001 to $100,000   79.53  86.02   91.55    648   7.945   3.85    65.98      4.44      91.75    27.85    9.43   50.71     4.19
$100,001 or greater   82.58  82.94   89.46    645   7.032  90.56    52.31      6.06      99.49    37.25   38.04      53    27.08
TOTAL:                81.22  83.56   89.79    646   7.193    100    53.62      5.97      97.01    35.37   35.52   52.81    24.76


RANGE OF              DTI %  DTI%>45  % WITH
ORIGINAL MORTGAGE                      MI
LOAN PRINCIPAL
BALANCES
--------------------  -----  -------  ------
$80,000 or less       38.43   31.22    50.61
$80,001 to $100,000   38.63   28.96     81.3
$100,001 or greater   40.68   35.38    92.94
TOTAL:                40.47    34.9    90.13

7. LIEN

                                                                                                  % WITH
LIEN                  WALTV  WACLTV  WA SS   FICO     WAC  % BAL.  PURCHASE  INVT PROP  1ST LIEN  S.2NDS    CA%  FULL DOC   IO %
                                     CLTV                            %          %          %                        %
--------------------  -----  ------  -----  -----  ------  ------  --------  ---------  --------  ------  -----  --------  -----
1st Lien              83.11  83.11   89.53    645   7.086  97.01    53.08      6.16        100    36.46   35.38   53.26    25.53
2nd Lien              20.02  97.95   97.95    654  10.636   2.99    71.13         0          0        0   39.94   38.09        0
TOTAL:                81.22  83.56   89.79    646   7.193    100    53.62      5.97      97.01    35.37   35.52   52.81    24.76


LIEN                  DTI %  DTI%>45  % WITH
                                       MI
--------------------  -----  -------  ------
1st Lien              40.44   34.79    92.91
2nd Lien              41.65   38.27        0
TOTAL:                40.47    34.9    90.13